FIRST AMENDMENT TO THE
                              BOWATER INCORPORATED
                        EQUITY PARTICIPATION RIGHTS PLAN

         WHEREAS, Bowater Incorporated adopted the Bowater Incorporated Equity Participation Rights Plan (the "Plan"), effective January 17, 1996; and

         WHEREAS, under Article 18 of the Plan, the Human Resources and Compensation Committee of the Board of Directors of the Company (the "Committee") may amend the Plan, and the Committee has authorized an amendment to the Plan to expand the classes of employees eligible to receive grants thereunder;

         NOW, THEREFORE, effective March 1, 1996, Article 4 of the Plan is amended to read as follows:

"4.      ELIGIBILITY AND PARTICIPATION.
         The participants in the Plan shall consist of selected employees of the Corporation or its present or future parents or subsidiaries, as defined in section 424 of the Code, who serve in executive, administrative or professional capacities, as may from time to time be so designated by the Committee."

         IN WITNESS WHEREOF, this First Amendment has been executed on behalf of the Corporation by its duly authorized officer this 26 day of April, 1996.


                                         BOWATER INCORPORATED



                                         By: /s/ Richard F. Frisch
                                             Richard F. Frisch
                                         Its: Vice President Human Resources


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